                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                DECEMBER 5, 2000
                        ---------------------------------
                        (Date of earliest event reported)

                                  BIOLABS, INC.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)

          NEW YORK                   000-30252                    98-0163232
----------------------------       -------------             -------------------
(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)

3033 KING GEORGE HIGHWAY, SUITE 1A, SURREY, BRITISH COLUMBIA, CANADA   V4P 1B8
--------------------------------------------------------------------------------
                (Address of principal executive offices)              (Zip Code)

                                 (604) 542-0820
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                            Not Applicable.
         ---------------------------------------------------------------
         (Former name or former address, if changed, since last report.)

                                Page 1 of 5 Pages
                             Exhibit Index on Page 5

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ITEM 2.   ACQUISITIONS OR DISPOSITION OF ASSETS.

          ACQUISITION OF INTERESTS IN BIOTHERAPIES, INC. AND BIOMED TECHNOLOGIES, LLC

          On December 5, 2000, BioLabs, Inc. (the "Registrant") entered into a Purchase and Sale Agreement by and among the Registrant, DynaMed, Inc., a privately-held Washington corporation ("DynaMed"), Antony Dyakowski ("Dyakowski"), Elio Guglielmi ("Guglielmi"), Kevin O'Farrell ("O'Farrell"), and Roberta Soon ("Soon"), all of whom are accredited investors. The Registrant issued one million one hundred thousand (1,100,000) shares of its common stock ("Common Shares") as follows: nine hundred sixty three thousand fifty one (963,051) Common Shares to DynaMed, ninety five thousand three hundred thirty three (95,333) Common Shares to Dyakowski, eleven thousand four hundred fifty eight (11,458) Common Shares to Guglielmi, and thirty thousand one hundred fifty eight (30,158) Common Shares to O'Farrell and Soon, jointly. The Registrant also transferred to DynaMed, eight hundred thousand (800,000) shares of Preferred Class "C" stock in ID Certify, Inc., a Washington corporation ("ID Certify"), a warrant to purchase one hundred sixty thousand (160,000) shares of common stock of ID Certify and a cash payment of Fifty Thousand Dollars ($50,000).

          The Registrant received one hundred thousand (100,000) common shares of stock in BioTherapies, Inc., a Michigan corporation ("BioTherapies") from the above parties as follows: ninety thousand nine hundred eighteen (90,918) common shares from DynaMed, six thousand three hundred twenty two (6,322) common shares from Dyakowski, seven hundred sixty (760) common shares from Guglielmi and two thousand (2,000) common shares from O'Farrell and Soon, jointly. The Registrant also received from DynaMed, its fifty percent (50%) interest in BioMed Technologies, a Washington limited liability company ("BioMed"), including, without limitation, DynaMed's interest in an agreement dated September 15, 1998, by and among BioTherapies, DynaMed and Dr. Paul R. Ervin, Jr.

          The Purchase and Sale Agreement has been filed as Exhibit 99.1 to this Current Report. The Exhibit is incorporated herein by reference.

ITEM 5.   OTHER EVENTS.

          On December 18, 2000, BioLabs, Inc. announced that it was approved for trading on the American Stock Exchange. It will trade under the symbol GBI.

          The press release has been filed as Exhibit 99.2 to this Current Report. The Exhibit is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  FINANCIAL STATEMENT OF BUSINESS ACQUIRED

               The historical financial statements of BioTherapies for the fiscal year ended December 31, 1999 and the period from March 1, 1995 (inception) to December 31, 1999, together with the notes thereto and the report of Plante & Moran, LLP, independent auditors, are being filed herewith as Exhibit 99.3 to this Amendment No. 1 to the Registrant's Current Report.


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               The historical financial statements of BioTherapies for the 18 month period ended December 31, 1998 and the period from March 1, 1995 (inception) to December 31, 1998, together with the notes thereto and the report of Plante & Moran, LLP, independent auditors, are being filed herewith as Exhibit 99.4 to this Amendment No. 1 to the Registrant's Current Report.

               The unaudited condensed financial statements of BioTherapies for the nine-month period ended September 30, 1999 and 2000 are being filed herewith as Exhibit 99.5 to this Amendment No. 1 to the Registrant's Current Report.

               The consent of Plante & Moran, LLP, with respect to the audited financial statements of BioTherapies, is being filed herewith as
               Exhibit 99.6 to this Amendment No. 1 to the Registrant's Current Report.

         (b)   PRO FORMA FINANCIAL INFORMATION

               The pro forma financial information of the Registrant required to be filed under this Item is being filed herewith as Exhibit 99.7 to this Amendment No. 1 to the Registrant's Current Report.

         (c)   EXHIBITS

               EXHIBIT NUMBER    DESCRIPTION

                    99.1         Purchase and Sale Agreement, dated December 5,
                                 2000, by and among BioLabs, Inc., DynaMed,
                                 Inc., Antony Dyakowski, Elio Guglielmi, Kevin
                                 O'Farrell, and Roberta Soon (incorporated by reference to the like-numbered exhibit to the Registrant's Current Report on Form 8-K, filed on December 7, 2000).

                    99.2         Press Release dated December 18, 2000
                                 (incorporated by reference to the like-numbered exhibit to the Registrant's Current Report on Form 8-K, filed on December 7, 2000).

                    99.3 Historical financial statements of BioTherapies for the fiscal year ended December 31, 1999 and the period from March 1, 1995 (inception) to December 31, 1999.

                    99.4         Historical financial statements of
                                 BioTherapies for the fiscal year ended
                                 December 31, 1998 and the period from March 1,
                                 1995 (inception) to December 31, 1998.

                    99.5 Unaudited condensed financial statements of BioTherapies for the nine-month period ended
                                 September 30, 1999 and 2000.

                    99.6 Consent of Plante & Moran, LLP, with respect to the audited financial statements of
                                 BioTherapies.

                    99.7 Unaudited pro forma financial statements of the Registrant as of and for the nine-month period ended September 30, 2000, and notes thereto.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2001                   BIOLABS, INC.


                                           /s/ E. Greg McCartney
                                           _____________________________________
                                           E. Greg McCartney
                                           President and Chief Executive Officer


                                      4
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                                  EXHIBIT INDEX

EXHIBIT NUMBER        DESCRIPTION                                    PAGE NUMBER
     99.1             Purchase and Sale Agreement, dated
                      December 5, 2000, by and among
                      BioLabs, Inc., DynaMed, Inc., Antony
                      Dyakowski, Elio Guglielmi, Kevin
                      O'Farrell, and Roberta Soon
                      (incorporated by reference to the
                      like-numbered exhibit to the
                      Registrant's Current Report on Form
                      8-K, filed on December 7, 2000).

     99.2             Press Release dated December 18, 2000
                      (incorporated by reference to the
                      like-numbered exhibit to the
                      Registrant's Current Report on Form
                      8-K, filed on December 7, 2000).

     99.3             Historical financial statements of
                      BioTherapies for the fiscal years
                      ended December 31, 1999 and the period
                      from March 1, 1995 (inception) to
                      December 31, 1999.

     99.4             Historical financial statements of
                      BioTherapies for the fiscal years
                      ended December 31, 1998 and the period
                      from March 1, 1995 (inception) to
                      December 31, 1998.

     99.5 Unaudited condensed financial statements of BioTherapies for the nine-month period ended September 30, 1999 and 2000.

     99.6             Consent of Plante & Moran, LLP, with
                      respect to the audited financial
                      statements of BioTherapies.

     99.7             Unaudited pro forma financial
                      statements of the Registrant as of and
                      for the nine-month period ended
                      September 30, 2000, and notes thereto.


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